UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 3, 2007

StoneMor Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Rittenhouse Circle, Bristol, PA	19007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Certain statements contained in this Current Report on Form 8-K of StoneMor Partners L.P., a Delaware limited partnership (“StoneMor”), and any financial guidance provided are forward-looking statements within the meaning of Section 27A(i) of the Securities Act of 1933, as amended, and Section 21E(i) of the Securities Exchange Act of 1934, as amended. The words “believe,” “may,” “will,” “estimate,” “continues,” “anticipate,” “intend,” “project,” “expect,” “predict,” and similar expressions identify these forward-looking statements. These forward-looking statements are made subject to certain risks and uncertainties that could cause actual results to differ materially from those stated, including, but not limited to, the following: future revenue and revenue growth; the impact of StoneMor’s significant leverage on its operating plans; the ability of StoneMor to service its debt; StoneMor’s ability to attract, train and retain an adequate number of sales people; uncertainties associated with the volume and timing of pre-need sales of cemetery services and products; variances in death rates; variances in the use of cremation; changes in the political or regulatory environments, including potential changes in tax accounting and trusting policies; StoneMor’s ability to successfully implement a strategic plan relating to producing operating improvement, strong cash flows and further deleveraging; information disclosed within this Current Report on Form 8-K and various other uncertainties associated with the deathcare industry and StoneMor’s operations in particular. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006. We assume no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by us, whether as a result of new information, future events or otherwise.

ITEM 1.01.	Entry into a Material Definitive Agreement.

On April 3, 2007, StoneMor Operating LLC, a Delaware limited liability company (the “Operating Company”) and a wholly-owned subsidiary of StoneMor, entered into a commitment letter (the “Commitment Letter”) with Bank of America, N.A. (“Bank of America”) and Banc of America Securities LLC (“BAS”). On April 3, 2007, the Operating Company, Bank of America and BAS entered into a fee letter (the “Fee Letter”) in connection with and in consideration of agreements contained in the Commitment Letter. Bank of America is currently the administrative agent and one of the lenders under a Credit Agreement by and among StoneMor, StoneMor GP LLC, the general partner of StoneMor (“StoneMor GP”), the Operating Company, certain other borrowers and lending institutions, dated September 20, 2004, as amended (the “2004 Credit Agreement”).

The following is a summary of the material provisions of the Commitment Letter and the Fee Letter. This summary is qualified in its entirety by reference to the Commitment Letter and the Fee Letter which are incorporated by reference in their entirety herein and copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively. Capitalized terms which are not defined in this Current Report on Form 8-K shall have the meanings assigned to such terms in the Commitment Letter and the Fee Letter.

Pursuant to the Commitment Letter, Bank of America has agreed to be the sole administrative agent for a $65.0 million Senior Secured Credit Facility (“Senior Credit Facility”) to the Operating Company and all of its existing and future direct and indirect subsidiaries (collectively, the “Borrowers”) and has committed to lend to the Borrowers up to $25.0 million of the Senior Credit Facility, subject to certain terms and conditions. Additionally, BAS has undertaken to act as sole lead arranger and sole book manager for the Senior Credit Facility and to use its best efforts to form a syndicate of financial institutions for the Senior Credit Facility (including Bank of America) that is acceptable to the Borrowers (the “Lenders”).

The commitment of Bank of America and the undertaking of BAS to provide the services under the Commitment Letter are subject to the satisfaction of certain conditions precedent, including, but not limited, to the following: (a) the completion of a due diligence review of the assets, liabilities and business of the Borrowers; (b) the accuracy and completeness of the Borrowers’ representations to Bank of America and BAS; (c) the negotiation, execution and delivery of definitive documentation for the Senior Credit Facility consistent with the Summary of Terms and Conditions attached to the Commitment Letter as Exhibit A and incorporated by reference in the Commitment Letter; and (d) commitments shall have been received from the Lenders for the remaining $40 million of the Senior Credit Facility on the terms and conditions referred to in the Commitment Letter.

The Senior Credit Facility will consist of a (1) $25 million Revolving Credit Facility with the term of Maturity of 5 years, and (2) a $40 million Acquisition Facility, a term loan facility which may be borrowed in multiple drawdowns during the period from the Closing Date until the end of a ten year payment schedule. StoneMor and StoneMor GP will serve as guarantors in connection with the Senior Credit Facility.

The proceeds of the Senior Credit Facility are intended to be used (i) to refinance the Borrowers’ indebtedness under the 2004 Credit Agreement; (ii) for working capital, capital expenditures, and other lawful corporate purposes; and (iii) to finance Permitted Acquisitions (as defined in the 2004 Credit Agreement).

The Commitment Letter expires on May 31, 2007, unless definitive documentation for the Senior Credit Facility is executed and delivered prior to such date.

Pursuant to the Fee Letter, the Operating Company is obligated to pay certain fees to Bank of America and BAS, for its account or for the account of the Lenders.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 3, 2007, the Operating Company entered into the Commitment Letter and Fee Letter with Bank of America and BAS in connection with entering into the Commitment Letter. The terms of the Commitment Letter and the Fee Letter are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference herein.

ITEM 9.01	Financial Statements And Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Commitment Letter, effective as of April 3, 2007, by and among Bank of America, N.A., Banc of America Securities LLC and StoneMor Operating LLC.

10.2	Fee Letter, effective as of April 3, 2007, by and among Bank of America, N.A., Banc of America Securities LLC and StoneMor Operating LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

	By:	StoneMor GP LLC
its general partner

Date: April 9, 2007	By:	/s/ William R. Shane
	Name:	William R. Shane
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Commitment Letter, effective as of April 3, 2007, by and among Bank of America, N.A., Banc of America Securities LLC and StoneMor Operating LLC.

10.2	Fee Letter, effective as of April 3, 2007, by and among Bank of America, N.A., Banc of America Securities LLC and StoneMor Operating LLC.